UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2022

RXR ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40148	86-1258996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 RXR Plaza

Uniondale, NY 11553

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 506-6797

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one redeemable warrant	RXRAU	The Nasdaq Capital Market LLC
Class A common stock included as part of the units	RXRA	The Nasdaq Capital Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RXRAW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 16, 2022, RXR Acquisition Corp. (the “Company”) entered into an amendment (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated March 3, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as trustee (“Continental”) to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering from March 8, 2023 (the “Original Termination Date”) to such other date as shall be determined by the board of directors of the Company (the “Board”) and publicly announced by the Company, provided that such other date shall be no sooner than the date of the effectiveness of the amendment to the Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware and no later than December 30, 2022 (such date, the “Early Termination Date”). The foregoing description of the Trust Agreement Amendment is qualified in its entirety by the full text of the Trust Agreement Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On December 16, 2022, the Company filed with the Secretary of State of the State of Delaware an amendment (the “Early Termination Amendment”) to the Company’s amended and restated certificate of incorporation to change the date by which the Company must consummate a Business Combination from the Original Termination Date to the Early Termination Date. The Company’s stockholders approved the Early Termination Amendment at a special meeting of stockholders of the Company (the “Stockholder Meeting”) on December 15, 2022. The foregoing description of the Early Termination Amendment is qualified in its entirety by the full text of the Early Termination Amendment, which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 15, 2022, at the Special Meeting, a total of 36,861,094 (or 85.475%) of the Company’s issued and outstanding shares of Class A common stock and Class B common stock held of record as of November 17, 2022, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, each of which were approved. The final vote tabulation for each proposal is set forth below.

Proposal 1. To approve and adopt the Early Termination Proposal.

For	Against	Abstained
36,861,094	0	0

Proposal 2. To approve and adopt the Early Termination Trust Amendment Proposal.

For	Against	Abstained
36,861,094	0	0

Proposal 3. To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Early Termination Proposal or the Early Termination Trust Amendment Proposal.

36,840,887	20,207	0

Although this proposal would have received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the Special Meeting was determined not to be necessary or appropriate.

Item 8.01	Other Events.

On December 19, 2022, the Company issued a press release announcing that because the Company will not consummate an initial business combination within the time period required by its Amended and Restated Certificate of Incorporation (the “Amended Charter”), the Company intends to dissolve and liquidate in accordance with the provisions of the Amended Charter and will redeem all of the outstanding shares of Class A common stock that were included in the units issued in its initial public offering (the “Public Shares”), at an anticipated per-share redemption price of approximately $10.00.

As of the close of business on December 20, 2022, the Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount.

In order to provide for the disbursement of funds from the trust account, the Company will instruct the trustee of the trust account to take all necessary actions to liquidate the securities held in the trust account. The proceeds of the trust account will be held in a non-interest bearing account while awaiting disbursement to the holders of the Public Shares. Record holders will receive their pro rata portion of the proceeds of the trust account by delivering their Public Shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent. Beneficial owners of Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. The redemption of the Public Shares is expected to be completed within seven business days after December 20, 2022.

The Company’s sponsor, officers and directors have agreed to waive their redemption rights with respect to their outstanding Class B common stock issued prior to the Company’s initial public offering. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

The Company expects that The Nasdaq Capital Market LLC will file a Form 25 with the United States Securities and Exchange Commission (the “Commission”) to delist the Company’s securities. The Company thereafter expects to file a Form 15 with the Commission to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended. The Company anticipates that the Public Shares will cease trading as of the close of business on December 20, 2022.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	First Amendment to the Investment Management Trust Agreement, dated December 16, 2022, by and between RXR Acquisition Corp. and Continental Stock Transfer & Trust Company.

3.2	Amendment to Amended and Restated Certificate of Incorporation of RXR Acquisition Corp.

99.1	Press Release, dated December 19, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXR ACQUISITION CORP.

By:	/s/ Scott Rechler
Name:	Scott Rechler
Title:	Chief Executive Officer and Chairman

Dated: December 19, 2022